UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 2003
                                                         ----------------

                             1st State Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Virginia                        0-25859                  56-2130744
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)



445 S. Main Street, Burlington, North Carolina                     27215
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:

         Exhibit 99               Press Release dated October 27, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On October 27,  2003,  1st State  Bancorp,  Inc.  announced  its  unaudited financial results for the quarter and year ended September 30, 2003. For more information, reference is made to the Company's press release dated October 27, 2003, a copy of which is attached to this Report as Exhibit 99 and furnished herewith.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      1st STATE BANCORP, INC.



Date:    October 27, 2003             By: /s/ James C. McGill
                                          --------------------------------------
                                          James C. McGill
                                          President and Chief Executive Officer